                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549





                          DEAN WITTER, DISCOVER & CO.





                                   EXHIBITS
                             TO CURRENT REPORT ON
                        FORM 8-K DATED JANUARY 22, 1997




                                                  Commission File Number 1-11758

                                 Exhibit Index
                                 -------------


Exhibit No.             Description                             Page
-------------           -----------                             ----

99.1                    Press release of the Registrant dated
                        January 22, 1997 containing financial
                        information for the quarter and twelve
                        months ended December 31, 1996.

                                                                    EXHIBIT 99.1

Release Date: January 22, 1997               Contact:   Timothy Lee
                                                        Corporate Communications
                                                        212-392-8709

                                                        Amy Pappas
                                                        Investor Relations
                                                        212-392-6171


                         DEAN WITTER DISCOVER REPORTS
                 EARNINGS PER SHARE UP 33% IN FOURTH QUARTER;
                   RECORD EARNINGS OF $951 MILLION FOR 1996

NEW YORK, January 22 -- Dean Witter, Discover & Co. today reported fourth quarter earnings per share of $0.68 on a fully diluted basis, up 33 percent from last year's $0.51. Earnings per share reflect the Company's recent 2 for 1 stock split. Net income rose to $227.8 million for the fourth quarter, a 28 percent increase over the 1995 fourth quarter of $178.1 million. Net operating revenues for the quarter were a record $1.6 billion, 13 percent above the $1.4 billion in last year's fourth quarter.

Securities earnings of $126.0 million were 9 percent over last year's fourth quarter $115.8 million and 6 percent over this year's third quarter $119.0 million. Credit Services earnings climbed 63 percent to $101.8 million from $62.3 million in the fourth quarter a year ago.

For the full year, the Company reported fully-diluted earnings per share of $2.77, up 14 percent from $2.44 in 1995. Net income was a record $951.4 million, an 11 percent increase over last year's $856.4 million. Net operating revenues were $6.2 billion, a 10 percent advance over $5.7 billion in 1995. Return on equity was 19.0 percent.

"We are very pleased with our fourth quarter and full-year results," said Philip
J. Purcell, Chairman and Chief Executive Officer. "Securities earnings continued to grow strongly even from the high levels we've already achieved. We continued to achieve rapid growth in assets under management and in our account executive sales force. In Credit Services, our fourth quarter results were exceptionally strong given the industry-wide trend of higher credit card write-offs. The pricing actions that we've taken during the year helped to partially offset the costs from higher write-offs. We expect the impact from the pricing actions to continue into 1997."

FULL YEAR RESULTS

Securities return on equity for 1996 was 42.1 percent. Earnings were a record $501.9 million in 1996, 23 percent above 1995. Net operating revenues of $3.4 billion were 10 percent above the previous year, and the profit margin grew to a record 14.9 percent.

Assets under management and administration were up $10.5 billion for the year to $90.0 billion. For the fourth consecutive year, the number of account executives increased by 500 or more and totaled 9,080 at year end. Securities opened 616,000 new client accounts, a record high and 13 percent above the number of accounts opened last year. Total client assets rose by $29.9 billion to close the year at $251.2 billion.

Credit Services earnings were $449.5 million, slightly ahead of 1995's record $446.9 million. Managed loans rose by $4.8 billion, or 15 percent, to $36.6 billion. Net operating revenues increased 9 percent to an all-time high of $2.9 billion.

Credit card transaction volume of $53.6 billion was 13 percent higher than 1995. General-purpose credit card accounts reached 38.9 million at year end, an increase of 2.8 million from a year ago. The NOVUS Network enrolled 425,000 new merchant locations during 1996, adding such well-known merchants as Eddie Bauer, Blockbuster Video, Spiegel's and Tiffany's.

FOURTH QUARTER
The Company's Securities business continued to post strong results in the 1996 fourth quarter.

Asset management and administration fees increased 16 percent from last year's fourth quarter to $299.3 million. Assets under management and administration were up 13 percent versus the end of the fourth quarter of 1995.

Commission revenues were up 7 percent to $294.3 million over last year's fourth quarter, fueled by higher sales of equities and insurance products.

Investment banking revenues increased 60 percent to $78.1 million from the fourth quarter of 1995, due primarily to higher corporate underwriting revenues and increased advisory fees.

Account executives increased by 180 during the quarter, the seventh consecutive quarterly increase.

Securities net operating revenues of $879.0 million were a quarterly record and up 11 percent from a year ago. Operating expenses of $677.2 million increased by 13 percent and the quarter's profit margin declined slightly to 14.3 percent.

Credit Services reported strong earnings for the fourth quarter.

Merchant and cardmember fees, on a managed loan basis, rose to a record $563.8 million, up 48 percent from last year's fourth quarter. The increase was due to several pricing actions taken during the year and to higher transaction volume.

Net interest income increased 19 percent over the fourth quarter of last year due largely to loan growth.

Net operating revenues rose 14 percent to a record $735.9 million from the fourth quarter of 1995, despite a 53 percent increase in the provision for loan losses. The increase in the provision was primarily due to higher write-offs. In the fourth quarter, the Company substantially increased its reserves for on-balance sheet loans. The effect of this increase was partially offset by lower provisions for loans intended to be securitized.

Operating expenses increased 7 percent to $574.1 million from the fourth quarter of last year. The profit margin increased to 13.8 percent from 9.7 percent a year ago.

In December, the Company reported the acquisition of Lombard Securities Inc., a leading provider of on-line securities services. The Company also became a part owner of Mondex USA, which will provide smart cards and advanced electronic payment systems.

"We are building a strong presence on the new frontier in electronic commerce, " Purcell said. "We enter 1997 in excellent position."

                            DEAN WITTER, DISCOVER & CO.
                                 Financial Summary
                         (in millions, except share data)
                                    (unaudited)

                                              Three Months                %
                                           Ended December 31,         Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Total revenues
 Credit Services                       $    1,442.8  $    1,205.9          20%
 Securities                                 1,000.6         921.8           9%
                                        -----------   -----------
Total Dean Witter, Discover & Co.      $    2,443.4  $    2,127.7          15%
                                        ===========   ===========

Net operating revenues (1)
 Credit Services                       $      735.9  $      642.9          14%
 Securities                                   879.0         789.3          11%
                                        -----------   -----------
Total Dean Witter, Discover & Co.      $    1,614.9  $    1,432.2          13%
                                        ===========   ===========

Net income
 Credit Services                       $      101.8  $       62.3          63%
 Securities                                   126.0         115.8           9%
                                        -----------   -----------
Total Dean Witter, Discover & Co.      $      227.8  $      178.1          28%
                                        ===========   ===========

Earnings per share (2):
Primary net income per share           $       0.68  $       0.51          33%

Primary avg common shares o/s (3)       334,280,968   351,746,068

Fully diluted net income per share     $       0.68  $       0.51          33%

Fully diluted avg common shares
  o/s (3)                               334,931,196   351,746,068

Common shares o/s at period end         319,667,550   337,674,684
===================================
(1) Net operating revenues is total revenues minus interest expense and the provision for losses on receivables.
(2) All share and per share data have been restated for the two-for-one common stock split.
(3) Primary dilution is based on average share price for the period. Fully diluted is based on the higher of average or ending share price for the period.

                            DEAN WITTER, DISCOVER & CO.
                                 Financial Summary
                         (in millions, except share data)
                                    (unaudited)

                                              Twelve Months                %
                                             Ended December 31,       Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Total revenues
 Credit Services                       $    5,161.8  $    4,333.7          19%
 Securities                                 3,866.8       3,600.7           7%
                                        -----------   -----------
Total Dean Witter, Discover & Co.      $    9,028.6  $    7,934.4          14%
                                        ===========   ===========

Net operating revenues (1)
 Credit Services                       $    2,851.5  $    2,617.7           9%
 Securities                                 3,378.6       3,058.2          10%
                                        -----------   -----------
Total Dean Witter, Discover & Co.      $    6,230.1  $    5,675.9          10%
                                        ===========   ===========

Net income
 Credit Services                       $      449.5  $      446.9           1%
 Securities                                   501.9         409.5          23%
                                        -----------   -----------
Total Dean Witter, Discover & Co.      $      951.4  $      856.4          11%
                                        ===========   ===========

Earnings per share (2):
Primary net income per share           $       2.79  $       2.44          14%

Primary avg common shares o/s (3)       341,179,638   350,725,970

Fully diluted net income per share     $       2.77  $       2.44          14%

Fully diluted avg common shares
  o/s (3)                               343,308,062   350,903,050

Common shares o/s at period end         319,667,550   337,674,684
===============================
(1) Net operating revenues is total revenues minus interest expense and the provision for losses on receivables.
(2) All share and per share data have been restated for the two-for-one common stock split.
(3) Primary dilution is based on average share price for the period. Fully diluted is based on the higher of average or ending share price for the period.

                          DEAN WITTER, DISCOVER & CO.
                   SUPPLEMENTAL FINANCIAL INFORMATION INDEX
                                 DECEMBER 1996

CONSOLIDATED INCOME DATA (Managed loan basis)                           F-1

CREDIT SERVICES INCOME DATA (Managed loan basis)                        F-2

SECURITIES INCOME DATA (GAAP and Managed loan basis)                    F-3

CONSOLIDATED QUARTERLY INCOME DATA (Managed loan basis)                 F-4

CREDIT SERVICES QUARTERLY INCOME DATA (Managed loan basis)              F-5

SECURITIES QUARTERLY INCOME DATA (GAAP and Managed loan basis)          F-6

CONSOLIDATED INCOME DATA (GAAP basis)                                   F-7

CREDIT SERVICES INCOME DATA (GAAP basis)                                F-8

SECURITIES INCOME DATA (GAAP and Managed loan basis)                    F-9

CONSOLIDATED QUARTERLY INCOME DATA (GAAP basis)                        F-10

CREDIT SERVICES QUARTERLY INCOME DATA (GAAP basis)                     F-11

SECURITIES QUARTERLY INCOME DATA (GAAP and Managed loan basis)         F-12

STATISTICAL SUMMARY                                                    F-13

CONTINUING REVENUES AND RATIO OF CONTINUING REVENUES                   F-14

                            DEAN WITTER, DISCOVER & CO.
                             Consolidated Income Data
                         (in millions, except share data)
                          (unaudited, Managed loan basis)

                                               Three Months                %
                                              Ended December 31,       Increase
                                            1996          1995        (Decrease)
                                         -----------   -----------    ----------
Merchant and cardmember fees            $      563.8  $      379.7          48%
Commissions                                    294.3         273.8           7%
Asset management and admin. fees               299.3         258.6          16%
Servicing fees                                   0.0           0.0          --
Principal transactions                         108.9         111.1          (2%)
Investment banking                              78.1          48.8          60%
Other                                           28.8          24.1          20%
                                         -----------   -----------
  Total non-interest revenues                1,373.2       1,096.1          25%
                                         -----------   -----------

Interest revenue                             1,494.1       1,337.9          12%
Interest expense                               613.4         580.5           6%
                                         -----------   -----------
  Net interest income                          880.7         757.4          16%
Provision for losses on receivables            639.0         421.3          52%
                                         -----------   -----------
  Net credit income                            241.7         336.1         (28%)
                                         -----------   -----------
  Net operating revenues                     1,614.9       1,432.2          13%
                                         -----------   -----------

Employee compensation and benefits             559.2         496.9          13%
Marketing and business development             253.6         224.0          13%
Info. processing and communications            209.5         191.5           9%
Facilities and equipment                        67.4          61.9           9%
Other                                          161.6         165.3          (2%)
                                         -----------   -----------
  Total non-interest expenses                1,251.3       1,139.6          10%
                                         -----------   -----------

Income before income taxes                     363.6         292.6          24%
Income tax expense                             135.8         114.5          19%
                                         -----------   -----------

Net income                              $      227.8  $      178.1          28%
                                         ===========   ===========
Primary net income per share (1)        $       0.68  $       0.51          33%
Primary avg common shares o/s (1)        334,280,968   351,746,068
Fully diluted net income per share (1)  $       0.68  $       0.51          33%
Fully diluted avg common shares o/s (1)  334,931,196   351,746,068
Oper exp as a % of net oper revenues            77.5%         79.6%
Effective tax rate                              37.3%         39.1%

(1) All share and per share data have been restated for the two-for-one common stock split.

                            DEAN WITTER, DISCOVER & CO.
                             Consolidated Income Data
                         (in millions, except share data)
                          (unaudited, Managed loan basis)

                                              Twelve Months                %
                                             Ended December 31,       Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Merchant and cardmember fees           $    1,813.6  $    1,272.6          43%
Commissions                                 1,163.1       1,022.5          14%
Asset management and admin. fees            1,149.8       1,006.8          14%
Servicing fees                                  0.0           0.0          --
Principal transactions                        449.3         478.9          (6%)
Investment banking                            246.1         181.5          36%
Other                                         107.8          93.5          15%
                                        -----------   -----------
  Total non-interest revenues               4,929.7       4,055.8          22%
                                        -----------   -----------

Interest revenue                            5,642.1       5,014.2          13%
Interest expense                            2,375.3       2,223.4           7%
                                        -----------   -----------
  Net interest income                       3,266.8       2,790.8          17%
Provision for losses on receivables         1,966.4       1,170.7          68%
                                        -----------   -----------
  Net credit income                         1,300.4       1,620.1         (20%)
                                        -----------   -----------
  Net operating revenues                    6,230.1       5,675.9          10%
                                        -----------   -----------

Employee compensation and benefits          2,208.2       1,981.6          11%
Marketing and business development            856.8         735.1          17%
Info. processing and communications           767.7         687.5          12%
Facilities and equipment                      256.1         235.5           9%
Other                                         596.2         640.3          (7%)
                                        -----------   -----------
  Total non-interest expenses               4,685.0       4,280.0           9%
                                        -----------   -----------

Income before income taxes                  1,545.1       1,395.9          11%
Income tax expense                            593.7         539.5          10%
                                        -----------   -----------

Net income                             $      951.4  $      856.4          11%
                                        ===========   ===========
Primary net income per share (1)       $       2.79  $       2.44          14%
Primary avg common shares o/s (1)       341,179,638   350,725,970
Fully diluted net income per share (1) $       2.77  $       2.44          14%
Fully diluted avg common shares o/s (1) 343,308,062   350,903,050
Oper exp as a % of net oper revenues           75.2%         75.4%
Effective tax rate                             38.4%         38.6%

(1) All share and per share data have been restated for the two-for-one common stock split.

                                DEAN WITTER, DISCOVER & CO.
                          Credit Services Summarized Income Data
                                      (in millions)
                               (unaudited, Managed loan basis)

                                              Three Months                %
                                             Ended December 31,       Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Merchant and cardmember fees           $      563.8  $      379.7          48%
Servicing fees                                  0.0           0.0          --
Other                                           1.4           1.0          --
                                        -----------   -----------
  Total non-interest revenues                 565.2         380.7          48%
                                        -----------   -----------

Interest revenue                            1,301.5       1,131.5          15%
Interest expense                              494.8         453.7           9%
                                        -----------   -----------
  Net interest income                         806.7         677.8          19%
Provision for loan losses                     636.0         415.6          53%
                                        -----------   -----------
  Net credit income                           170.7         262.2         (35%)
                                        -----------   -----------
  Net operating revenues                      735.9         642.9          14%
                                        -----------   -----------

Employee compensation and benefits            132.1         119.2          11%
Marketing and business development            210.6         201.2           5%
Info. processing and communications           132.3         115.5          15%
Facilities and equipment                       18.1          13.7          32%
Other                                          81.0          89.2          (9%)
                                        -----------   -----------
  Total non-interest expenses                 574.1         538.8           7%
                                        -----------   -----------

Income before income taxes                    161.8         104.1          55%
Income tax expense                             60.0          41.8          44%
                                        -----------   -----------

Net income                             $      101.8  $       62.3          63%
                                        ===========   ===========
Oper exp as a % of net oper revenues         78.0%         83.8%
Profit margin (1)                            13.8%          9.7%
Effective tax rate                           37.1%         40.2%

=====================================
(1) Profit margin is defined as net income as a percentage of net operating revenues.

                                DEAN WITTER, DISCOVER & CO.
                          Credit Services Summarized Income Data
                                      (in millions)
                               (unaudited, Managed loan basis)

                                              Twelve Months                %
                                             Ended December 31,       Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Merchant and cardmember fees           $    1,813.6  $    1,272.6          43%
Servicing fees                                  0.0           0.0          --
Other                                           8.8           2.6          --
                                        -----------   -----------
  Total non-interest revenues               1,822.4       1,275.2          43%
                                        -----------   -----------

Interest revenue                            4,882.6       4,194.1          16%
Interest expense                            1,898.8       1,694.1          12%
                                        -----------   -----------
  Net interest income                       2,983.8       2,500.0          19%
Provision for loan losses                   1,954.7       1,157.5          69%
                                        -----------   -----------
  Net credit income                         1,029.1       1,342.5         (23%)
                                        -----------   -----------
  Net operating revenues                    2,851.5       2,617.7           9%
                                        -----------   -----------

Employee compensation and benefits            505.4         438.6          15%
Marketing and business development            736.5         645.3          14%
Info. processing and communications           487.2         419.0          16%
Facilities and equipment                       63.9          51.1          25%
Other                                         344.1         342.8          --
                                        -----------   -----------
  Total non-interest expenses               2,137.1       1,896.8          13%
                                        -----------   -----------

Income before income taxes                    714.4         720.9          (1%)
Income tax expense                            264.9         274.0          (3%)
                                        -----------   -----------

Net income                             $      449.5  $      446.9           1%
                                        ===========   ===========
Oper exp as a % of net oper revenues         74.9%         72.5%
Profit margin (1)                            15.8%         17.1%
Effective tax rate                           37.1%         38.0%

====================================
(1) Profit margin is defined as net income as a percentage of net operating revenues.

                                DEAN WITTER, DISCOVER & CO.
                             Securities Summarized Income Data
                                      (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                              Three Months                %
                                             Ended December 31,       Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Commissions                            $      294.3  $      273.8           7%
Asset management and admin. fees              299.3         258.6          16%
Principal transactions                        108.9         111.1          (2%)
Investment banking                             78.1          48.8          60%
Other                                          27.4          23.1          19%
                                        -----------   -----------
  Total non-interest revenues                 808.0         715.4          13%
                                        -----------   -----------

Interest revenue                              192.6         206.4          (7%)
Interest expense                              118.6         126.9          (7%)
                                        -----------   -----------
  Net interest income                          74.0          79.5          (7%)
Provision for losses on receivables             3.0           5.6         (46%)
                                        -----------   -----------
  Net credit income                            71.0          73.9          (4%)
                                        -----------   -----------
  Net operating revenues                      879.0         789.3          11%
                                        -----------   -----------

Employee compensation and benefits            427.1         377.7          13%
Marketing and business development             43.0          22.8          89%
Info. processing and communications            77.2          76.0           2%
Facilities and equipment                       49.3          48.2           2%
Other                                          80.6          76.1           6%
                                        -----------   -----------
  Total non-interest expenses                 677.2         600.8          13%
                                        -----------   -----------

Income before income taxes                    201.8         188.5           7%
Income tax expense                             75.8          72.7           4%
                                        -----------   -----------

Net income                             $      126.0  $      115.8           9%
                                        ===========   ===========
Oper exp as a % of net oper revenues         77.0%         76.1%
Profit margin (1)                            14.3%         14.7%
Effective tax rate                           37.6%         38.6%
====================================
(1) Profit margin is defined as net income as a percentage of net operating revenues.

                                DEAN WITTER, DISCOVER & CO.
                             Securities Summarized Income Data
                                      (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                              Twelve Months                %
                                             Ended December 31,       Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Commissions                            $    1,163.1  $    1,022.5          14%
Asset management and admin. fees            1,149.8       1,006.8          14%
Principal transactions                        449.3         478.9          (6%)
Investment banking                            246.1         181.5          36%
Other                                          99.0          90.9           9%
                                        -----------   -----------
  Total non-interest revenues               3,107.3       2,780.6          12%
                                        -----------   -----------

Interest revenue                              759.5         820.1          (7%)
Interest expense                              476.5         529.3         (10%)
                                        -----------   -----------
  Net interest income                         283.0         290.8          (3%)
Provision for losses on receivables            11.7          13.2         (11%)
                                        -----------   -----------
  Net credit income                           271.3         277.6          (2%)
                                        -----------   -----------
  Net operating revenues                    3,378.6       3,058.2          10%
                                        -----------   -----------

Employee compensation and benefits          1,702.8       1,543.0          10%
Marketing and business development            120.3          89.8          34%
Info. processing and communications           280.5         268.5           4%
Facilities and equipment                      192.2         184.4           4%
Other                                         252.1         297.5         (15%)
                                        -----------   -----------
  Total non-interest expenses               2,547.9       2,383.2           7%
                                        -----------   -----------

Income before income taxes                    830.7         675.0          23%
Income tax expense                            328.8         265.5          24%
                                        -----------   -----------

Net income                             $      501.9  $      409.5          23%
                                        ===========   ===========
Oper exp as a % of net oper revenues         75.4%         77.9%
Profit margin (1)                            14.9%         13.4%
Effective tax rate                           39.6%         39.3%
====================================
(1) Profit margin is defined as net income as a percentage of net operating revenues.

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Consolidated Income Data
                                       (in millions)
                               (unaudited, Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                            12/31/96       9/30/96       6/30/96
                                        -----------   -----------   -----------
Merchant and cardmember fees           $      563.8  $      462.8  $      419.5
Commissions                                   294.3         264.3         303.8
Asset management and admin. fees              299.3         289.8         285.8
Servicing fees                                  0.0           0.0           0.0
Principal transactions                        108.9         107.0         114.5
Investment banking                             78.1          45.7          57.6
Other                                          28.8          20.7          33.5
                                        -----------   -----------   -----------
  Total non-interest revenues               1,373.2       1,190.3       1,214.7
                                        -----------   -----------   -----------

Interest revenue                            1,494.1       1,426.7       1,366.7
Interest expense                              613.4         599.5         582.8
                                        -----------   -----------   -----------
  Net interest income                         880.7         827.2         783.9
Provision for losses on receivables           639.0         491.5         456.9
                                        -----------   -----------   -----------
  Net credit income                           241.7         335.7         327.0
                                        -----------   -----------   -----------
  Net operating revenues                    1,614.9       1,526.0       1,541.7
                                        -----------   -----------   -----------

Employee compensation and benefits            559.2         525.8         552.9
Marketing and business development            253.6         209.9         201.4
Info. processing and communications           209.5         190.2         185.9
Facilities and equipment                       67.4          63.8          63.7
Other                                         161.6         143.3         149.7
                                        -----------   -----------   -----------
  Total non-interest expenses               1,251.3       1,133.0       1,153.6
                                        -----------   -----------   -----------

Income before income taxes                    363.6         393.0         388.1
Income tax expense                            135.8         154.0         149.3
                                        -----------   -----------   -----------

Net income                             $      227.8  $      239.0  $      238.8
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Consolidated Income Data
                                       (in millions)
                               (unaudited, Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           3/31/96       12/31/95       9/30/95
                                        -----------   -----------   -----------
Merchant and cardmember fees           $      367.5  $      379.7  $      322.5
Commissions                                   300.7         273.8         266.2
Asset management and admin. fees              274.9         258.6         251.7
Servicing fees                                  0.0           0.0           0.0
Principal transactions                        118.9         111.1         121.6
Investment banking                             64.7          48.8          45.1
Other                                          24.8          24.1          16.3
                                        -----------   -----------   -----------
  Total non-interest revenues               1,151.5       1,096.1       1,023.4
                                        -----------   -----------   -----------

Interest revenue                            1,354.6       1,337.9       1,280.1
Interest expense                              579.6         580.5         554.1
                                        -----------   -----------   -----------
  Net interest income                         775.0         757.4         726.0
Provision for losses on receivables           379.0         421.3         298.2
                                        -----------   -----------   -----------
  Net credit income                           396.0         336.1         427.8
                                        -----------   -----------   -----------
  Net operating revenues                    1,547.5       1,432.2       1,451.2
                                        -----------   -----------   -----------

Employee compensation and benefits            570.3         496.9         511.5
Marketing and business development            191.9         224.0         204.4
Info. processing and communications           182.1         191.5         169.9
Facilities and equipment                       61.2          61.9          60.8
Other                                         141.6         165.3         148.9
                                        -----------   -----------   -----------
  Total non-interest expenses               1,147.1       1,139.6       1,095.5
                                        -----------   -----------   -----------

Income before income taxes                    400.4         292.6         355.7
Income tax expense                            154.6         114.5         137.0
                                        -----------   -----------   -----------

Net income                             $      245.8  $      178.1  $      218.7
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Consolidated Income Data
                                       (in millions)
                               (unaudited, Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                            6/30/95      3/31/95       12/31/94
                                        -----------   -----------   -----------
Merchant and cardmember fees           $      298.8  $      271.6  $      300.3
Commissions                                   247.9         234.6         211.6
Asset management and admin. fees              251.0         245.5         245.3
Servicing fees                                  0.0           0.0           0.0
Principal transactions                        120.8         125.4         121.6
Investment banking                             48.7          38.9          41.1
Other                                          26.1          27.0          30.8
                                        -----------   -----------   -----------
  Total non-interest revenues                 993.3         943.0         950.7
                                        -----------   -----------   -----------

Interest revenue                            1,240.9       1,155.3       1,095.7
Interest expense                              566.9         521.9         484.2
                                        -----------   -----------   -----------
  Net interest income                         674.0         633.4         611.5
Provision for losses on receivables           242.4         208.8         304.0
                                        -----------   -----------   -----------
  Net credit income                           431.6         424.6         307.5
                                        -----------   -----------   -----------
  Net operating revenues                    1,424.9       1,367.6       1,258.2
                                        -----------   -----------   -----------

Employee compensation and benefits            489.5         483.7         428.1
Marketing and business development            159.0         147.7         201.7
Info. processing and communications           171.7         154.4         164.4
Facilities and equipment                       58.4          54.4          57.7
Other                                         161.0         165.1         173.8
                                        -----------   -----------   -----------
  Total non-interest expenses               1,039.6       1,005.3       1,025.7
                                        -----------   -----------   -----------

Income before income taxes                    385.3         362.3         232.5
Income tax expense                            147.8         140.2          92.5
                                        -----------   -----------   -----------

Net income                             $      237.5  $      222.1  $      140.0
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Credit Services Income Data
                                       (in millions)
                               (unaudited, Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           12/31/96       9/30/96       6/30/96
                                        -----------   -----------   -----------
Merchant and cardmember fees           $      563.8  $      462.8  $      419.5
Servicing fees                                  0.0           0.0           0.0
Other                                           1.4           1.1           1.2
                                        -----------   -----------   -----------
  Total non-interest revenues                 565.2         463.9         420.7
                                        -----------   -----------   -----------

Interest revenue                            1,301.5       1,235.9       1,176.8
Interest expense                              494.8         479.3         460.7
                                        -----------   -----------   -----------
  Net interest income                         806.7         756.6         716.1
Provision for loan losses                     636.0         488.7         454.0
                                        -----------   -----------   -----------
  Net credit income                           170.7         267.9         262.1
                                        -----------   -----------   -----------
  Net operating revenues                      735.9         731.8         682.8
                                        -----------   -----------   -----------

Employee compensation and benefits            132.1         129.8         119.3
Marketing and business development            210.6         187.5         174.0
Info. processing and communications           132.3         123.6         116.9
Facilities and equipment                       18.1          15.6          15.4
Other                                          81.0          83.2          94.1
                                        -----------   -----------   -----------
  Total non-interest expenses                 574.1         539.7         519.7
                                        -----------   -----------   -----------

Income before income taxes                    161.8         192.1         163.1
Income tax expense                             60.0          72.1          59.7
                                        -----------   -----------   -----------

Net income                             $      101.8  $      120.0  $      103.4
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Credit Services Income Data
                                       (in millions)
                               (unaudited, Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           3/31/96       12/31/95       9/30/95
                                        -----------   -----------   -----------
Merchant and cardmember fees           $      367.5  $      379.7  $      322.5
Servicing fees                                  0.0           0.0           0.0
Other                                           5.1           1.0           0.9
                                        -----------   -----------   -----------
  Total non-interest revenues                 372.6         380.7         323.4
                                        -----------   -----------   -----------

Interest revenue                            1,168.4       1,131.5       1,075.8
Interest expense                              464.0         453.7         426.8
                                        -----------   -----------   -----------
  Net interest income                         704.4         677.8         649.0
Provision for loan losses                     376.0         415.6         295.8
                                        -----------   -----------   -----------
  Net credit income                           328.4         262.2         353.2
                                        -----------   -----------   -----------
  Net operating revenues                      701.0         642.9         676.6
                                        -----------   -----------   -----------

Employee compensation and benefits            124.2         119.2         112.3
Marketing and business development            164.4         201.2         187.6
Info. processing and communications           114.4         115.5         107.2
Facilities and equipment                       14.8          13.7          13.5
Other                                          85.8          89.2          77.1
                                        -----------   -----------   -----------
  Total non-interest expenses                 503.6         538.8         497.7
                                        -----------   -----------   -----------

Income before income taxes                    197.4         104.1         178.9
Income tax expense                             73.1          41.8          66.9
                                        -----------   -----------   -----------

Net income                             $      124.3  $       62.3  $      112.0
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Credit Services Income Data
                                       (in millions)
                               (unaudited, Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           6/30/95       3/31/95       12/31/94
                                        -----------   -----------   -----------
Merchant and cardmember fees           $      298.8  $      271.6  $      300.3
Servicing fees                                  0.0           0.0           0.0
Other                                           0.4           0.3           0.3
                                        -----------   -----------   -----------
  Total non-interest revenues                 299.2         271.9         300.6
                                        -----------   -----------   -----------

Interest revenue                            1,025.2         961.6         912.0
Interest expense                              418.9         394.7         362.2
                                        -----------   -----------   -----------
  Net interest income                         606.3         566.9         549.8
Provision for loan losses                     240.5         205.6         300.7
                                        -----------   -----------   -----------
  Net credit income                           365.8         361.3         249.1
                                        -----------   -----------   -----------
  Net operating revenues                      665.0         633.2         549.7
                                        -----------   -----------   -----------

Employee compensation and benefits            104.8         102.3          97.2
Marketing and business development            132.0         124.5         177.7
Info. processing and communications           105.4          90.9          95.7
Facilities and equipment                       12.1          11.8          11.5
Other                                          85.4          91.1          83.3
                                        -----------   -----------   -----------
  Total non-interest expenses                 439.7         420.6         465.4
                                        -----------   -----------   -----------

Income before income taxes                    225.3         212.6          84.3
Income tax expense                             84.7          80.6          32.4
                                        -----------   -----------   -----------

Net income                             $      140.6  $      132.0  $       51.9
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                              Quarterly Securities Income Data
                                       (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           12/31/96       9/30/96       6/30/96
                                        -----------   -----------   -----------
Commissions                            $      294.3  $      264.3  $      303.8
Asset management and admin. fees              299.3         289.8         285.8
Principal transactions                        108.9         107.0         114.5
Investment banking                             78.1          45.7          57.6
Other                                          27.4          19.6          32.3
                                        -----------   -----------   -----------
  Total non-interest revenues                 808.0         726.4         794.0
                                        -----------   -----------   -----------

Interest revenue                              192.6         190.8         189.9
Interest expense                              118.6         120.2         122.1
                                        -----------   -----------   -----------
  Net interest income                          74.0          70.6          67.8
Provision for losses on receivables             3.0           2.8           2.9
                                        -----------   -----------   -----------
  Net credit income                            71.0          67.8          64.9
                                        -----------   -----------   -----------
  Net operating revenues                      879.0         794.2         858.9
                                        -----------   -----------   -----------

Employee compensation and benefits            427.1         396.0         433.6
Marketing and business development             43.0          22.4          27.4
Info. processing and communications            77.2          66.6          69.0
Facilities and equipment                       49.3          48.2          48.3
Other                                          80.6          60.1          55.6
                                        -----------   -----------   -----------
  Total non-interest expenses                 677.2         593.3         633.9
                                        -----------   -----------   -----------

Income before income taxes                    201.8         200.9         225.0
Income tax expense                             75.8          81.9          89.6
                                        -----------   -----------   -----------

Net income                             $      126.0  $      119.0  $      135.4
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                              Quarterly Securities Income Data
                                       (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           3/31/96       12/31/95       9/30/95
                                        -----------   -----------   -----------
Commissions                            $      300.7  $      273.8  $      266.2
Asset management and admin. fees              274.9         258.6         251.7
Principal transactions                        118.9         111.1         121.6
Investment banking                             64.7          48.8          45.1
Other                                          19.7          23.1          15.4
                                        -----------   -----------   -----------
  Total non-interest revenues                 778.9         715.4         700.0
                                        -----------   -----------   -----------

Interest revenue                              186.2         206.4         204.3
Interest expense                              115.6         126.9         127.2
                                        -----------   -----------   -----------
  Net interest income                          70.6          79.5          77.1
Provision for losses on receivables             3.0           5.6           2.5
                                        -----------   -----------   -----------
  Net credit income                            67.6          73.9          74.6
                                        -----------   -----------   -----------
  Net operating revenues                      846.5         789.3         774.6
                                        -----------   -----------   -----------

Employee compensation and benefits            446.1         377.7         399.2
Marketing and business development             27.5          22.8          16.8
Info. processing and communications            67.7          76.0          62.7
Facilities and equipment                       46.4          48.2          47.3
Other                                          55.8          76.1          71.8
                                        -----------   -----------   -----------
  Total non-interest expenses                 643.5         600.8         597.8
                                        -----------   -----------   -----------

Income before income taxes                    203.0         188.5         176.8
Income tax expense                             81.5          72.7          70.1
                                        -----------   -----------   -----------

Net income                             $      121.5  $      115.8  $      106.7
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                              Quarterly Securities Income Data
                                       (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           6/30/95       3/31/95       12/31/94
                                        -----------   -----------   -----------
Commissions                            $      247.9  $      234.6  $      211.6
Asset management and admin. fees              251.0         245.5         245.3
Principal transactions                        120.8         125.4         121.6
Investment banking                             48.7          38.9          41.1
Other                                          25.7          26.7          30.5
                                        -----------   -----------   -----------
  Total non-interest revenues                 694.1         671.1         650.1
                                        -----------   -----------   -----------

Interest revenue                              215.7         193.7         183.7
Interest expense                              148.0         127.2         122.0
                                        -----------   -----------   -----------
  Net interest income                          67.7          66.5          61.7
Provision for losses on receivables             1.9           3.2           3.3
                                        -----------   -----------   -----------
  Net credit income                            65.8          63.3          58.4
                                        -----------   -----------   -----------
  Net operating revenues                      759.9         734.4         708.5
                                        -----------   -----------   -----------

Employee compensation and benefits            384.7         381.4         330.9
Marketing and business development             27.0          23.2          24.0
Info. processing and communications            66.3          63.5          68.7
Facilities and equipment                       46.3          42.6          46.2
Other                                          75.6          74.0          90.5
                                        -----------   -----------   -----------
  Total non-interest expenses                 599.9         584.7         560.3
                                        -----------   -----------   -----------

Income before income taxes                    160.0         149.7         148.2
Income tax expense                             63.1          59.6          60.1
                                        -----------   -----------   -----------

Net income                             $       96.9  $       90.1  $       88.1
                                        ===========   ===========   ===========

                            DEAN WITTER, DISCOVER & CO.
                             Consolidated Income Data
                         (in millions, except share data)
                               (unaudited, GAAP basis)

                                              Three Months                %
                                             Ended December 31,       Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Merchant and cardmember fees           $      460.6  $      343.6          34%
Commissions                                   294.3         273.8           7%
Asset management and admin. fees              299.3         258.6          16%
Servicing fees                                204.5         162.6          26%
Principal transactions                        108.9         111.1          (2%)
Investment banking                             78.1          48.8          60%
Other                                          28.8          24.2          19%
                                        -----------   -----------
  Total non-interest revenues               1,474.5       1,222.7          21%
                                        -----------   -----------

Interest revenue                              968.9         905.0           7%
Interest expense                              405.4         402.8           1%
                                        -----------   -----------
  Net interest income                         563.5         502.2          12%
Provision for losses on receivables           423.1         292.7          45%
                                        -----------   -----------
  Net credit income                           140.4         209.5         (33%)
                                        -----------   -----------
  Net operating revenues                    1,614.9       1,432.2          13%
                                        -----------   -----------

Employee compensation and benefits            559.2         496.9          13%
Marketing and business development            253.6         224.0          13%
Info. processing and communications           209.5         191.5           9%
Facilities and equipment                       67.4          61.9           9%
Other                                         161.6         165.3          (2%)
                                        -----------   -----------
  Total non-interest expenses               1,251.3       1,139.6          10%
                                        -----------   -----------

Income before income taxes                    363.6         292.6          24%
Income tax expense                            135.8         114.5          19%
                                        -----------   -----------

Net income                             $      227.8  $      178.1          28%
                                        ===========   ===========
Primary net income per share (1)       $       0.68  $       0.51          33%
Primary avg common shares o/s (1)       334,280,968   351,746,068
Fully diluted net income per share (1) $       0.68  $       0.51          33%
Fully diluted avg common shares o/s (1) 334,931,196   351,746,068
Oper exp as a % of net oper revenues           77.5%         79.6%
Effective tax rate                             37.3%         39.1%

(1) All share and per share data have been restated for the two-for-one common stock split.

                            DEAN WITTER, DISCOVER & CO.
                             Consolidated Income Data
                         (in millions, except share data)
                               (unaudited, GAAP basis)

                                              Twelve Months                %
                                             Ended December 31,       Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Merchant and cardmember fees           $    1,506.2  $    1,135.3          33%
Commissions                                 1,163.1       1,022.5          14%
Asset management and admin. fees            1,149.8       1,006.8          14%
Servicing fees                                819.0         696.9          18%
Principal transactions                        449.3         478.9          (6%)
Investment banking                            246.1         181.5          36%
Other                                         107.8          93.5          15%
                                        -----------   -----------
  Total non-interest revenues               5,441.3       4,615.4          18%
                                        -----------   -----------

Interest revenue                            3,587.3       3,319.0           8%
Interest expense                            1,566.2       1,514.8           3%
                                        -----------   -----------
  Net interest income                       2,021.1       1,804.2          12%
Provision for losses on receivables         1,232.3         743.7          66%
                                        -----------   -----------
  Net credit income                           788.8       1,060.5         (26%)
                                        -----------   -----------
  Net operating revenues                    6,230.1       5,675.9          10%
                                        -----------   -----------

Employee compensation and benefits          2,208.2       1,981.6          11%
Marketing and business development            856.8         735.1          17%
Info. processing and communications           767.7         687.5          12%
Facilities and equipment                      256.1         235.5           9%
Other                                         596.2         640.3          (7%)
                                        -----------   -----------
  Total non-interest expenses               4,685.0       4,280.0           9%
                                        -----------   -----------

Income before income taxes                  1,545.1       1,395.9          11%
Income tax expense                            593.7         539.5          10%
                                        -----------   -----------

Net income                             $      951.4  $      856.4          11%
                                        ===========   ===========
Primary net income per share (1)       $       2.79  $       2.44          14%
Primary avg common shares o/s (1)       341,179,638   350,725,970
Fully diluted net income per share (1) $       2.77  $       2.44          14%
Fully diluted avg common shares o/s (1) 343,308,062   350,903,050
Oper exp as a % of net oper revenues           75.2%         75.4%
Effective tax rate                             38.4%         38.6%

(1) All share and per share data have been restated for the two-for-one common stock split.

                                DEAN WITTER, DISCOVER & CO.
                          Credit Services Summarized Income Data
                                      (in millions)
                               (unaudited, GAAP basis)

                                              Three Months                %
                                             Ended December 31,       Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Merchant and cardmember fees  (1)      $      460.6  $      343.6          34%
Servicing fees  (1)                           204.5         162.6          26%
Other                                           1.4           1.1          --
                                        -----------   -----------
  Total non-interest revenues                 666.5         507.3          31%
                                        -----------   -----------

Interest revenue  (1)                         776.3         698.6          11%
Interest expense  (1)                         286.8         275.9           4%
                                        -----------   -----------
  Net interest income                         489.5         422.7          16%
Provision for loan losses (1)                 420.1         287.1          46%
                                        -----------   -----------
  Net credit income                            69.4         135.6         (49%)
                                        -----------   -----------
  Net operating revenues                      735.9         642.9          14%
                                        -----------   -----------

Employee compensation and benefits            132.1         119.2          11%
Marketing and business development            210.6         201.2           5%
Info. processing and communications           132.3         115.5          15%
Facilities and equipment                       18.1          13.7          32%
Other                                          81.0          89.2          (9%)
                                        -----------   -----------
  Total non-interest expenses                 574.1         538.8           7%
                                        -----------   -----------

Income before income taxes                    161.8         104.1          55%
Income tax expense                             60.0          41.8          44%
                                        -----------   -----------

Net income                             $      101.8  $       62.3          63%
                                        ===========   ===========
Oper exp as a % of net oper revenues         78.0%         83.8%
Profit margin (2)                            13.8%          9.7%
Effective tax rate                           37.1%         40.2%
====================================
(1) Period-to-period comparisons for these line items are significantly affected by the relative levels of securitized assets.
    For comparative information on a managed loan basis, see previous pages.
(2) Profit margin is defined as net income as a percentage of net operating revenues.

                                DEAN WITTER, DISCOVER & CO.
                          Credit Services Summarized Income Data
                                      (in millions)
                               (unaudited, GAAP basis)

                                              Twelve Months                %
                                             Ended December 31,       Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Merchant and cardmember fees  (1)      $    1,506.2  $    1,135.3          33%
Servicing fees  (1)                           819.0         696.9          18%
Other                                           8.8           2.6          --
                                        -----------   -----------
  Total non-interest revenues               2,334.0       1,834.8          27%
                                        -----------   -----------

Interest revenue  (1)                       2,827.8       2,498.9          13%
Interest expense  (1)                       1,089.7         985.5          11%
                                        -----------   -----------
  Net interest income                       1,738.1       1,513.4          15%
Provision for loan losses (1)               1,220.6         730.5          67%
                                        -----------   -----------
  Net credit income                           517.5         782.9         (34%)
                                        -----------   -----------
  Net operating revenues                    2,851.5       2,617.7           9%
                                        -----------   -----------

Employee compensation and benefits            505.4         438.6          15%
Marketing and business development            736.5         645.3          14%
Info. processing and communications           487.2         419.0          16%
Facilities and equipment                       63.9          51.1          25%
Other                                         344.1         342.8          --
                                        -----------   -----------
  Total non-interest expenses               2,137.1       1,896.8          13%
                                        -----------   -----------

Income before income taxes                    714.4         720.9          (1%)
Income tax expense                            264.9         274.0          (3%)
                                        -----------   -----------

Net income                             $      449.5  $      446.9           1%
                                        ===========   ===========
Oper exp as a % of net oper revenues         74.9%         72.5%
Profit margin (2)                            15.8%         17.1%
Effective tax rate                           37.1%         38.0%

====================================
(1) Period-to-period comparisons for these line items are significantly affected by the relative levels of securitized assets.
    For comparative information on a managed loan basis, see previous pages.
(2) Profit margin is defined as net income as a percentage of net operating revenues.

                                DEAN WITTER, DISCOVER & CO.
                             Securities Summarized Income Data
                                      (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                              Three Months                %
                                             Ended December 31,       Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Commissions                            $      294.3  $      273.8           7%
Asset management and admin. fees              299.3         258.6          16%
Principal transactions                        108.9         111.1          (2%)
Investment banking                             78.1          48.8          60%
Other                                          27.4          23.1          19%
                                        -----------   -----------
  Total non-interest revenues                 808.0         715.4          13%
                                        -----------   -----------

Interest revenue                              192.6         206.4          (7%)
Interest expense                              118.6         126.9          (7%)
                                        -----------   -----------
  Net interest income                          74.0          79.5          (7%)
Provision for losses on receivables             3.0           5.6         (46%)
                                        -----------   -----------
  Net credit income                            71.0          73.9          (4%)
                                        -----------   -----------
  Net operating revenues                      879.0         789.3          11%
                                        -----------   -----------

Employee compensation and benefits            427.1         377.7          13%
Marketing and business development             43.0          22.8          89%
Info. processing and communications            77.2          76.0           2%
Facilities and equipment                       49.3          48.2           2%
Other                                          80.6          76.1           6%
                                        -----------   -----------
  Total non-interest expenses                 677.2         600.8          13%
                                        -----------   -----------

Income before income taxes                    201.8         188.5           7%
Income tax expense                             75.8          72.7           4%
                                        -----------   -----------

Net income                             $      126.0  $      115.8           9%
                                        ===========   ===========
Oper exp as a % of net oper revenues         77.0%         76.1%
Profit margin (1)                            14.3%         14.7%
Effective tax rate                           37.6%         38.6%

====================================
(1) Profit margin is defined as net income as a percentage of net operating revenues.

                                DEAN WITTER, DISCOVER & CO.
                             Securities Summarized Income Data
                                      (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                              Twelve Months                %
                                             Ended December 31,       Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Commissions                            $    1,163.1  $    1,022.5          14%
Asset management and admin. fees            1,149.8       1,006.8          14%
Principal transactions                        449.3         478.9          (6%)
Investment banking                            246.1         181.5          36%
Other                                          99.0          90.9           9%
                                        -----------   -----------
  Total non-interest revenues               3,107.3       2,780.6          12%
                                        -----------   -----------

Interest revenue                              759.5         820.1          (7%)
Interest expense                              476.5         529.3         (10%)
                                        -----------   -----------
  Net interest income                         283.0         290.8          (3%)
Provision for losses on receivables            11.7          13.2         (11%)
                                        -----------   -----------
  Net credit income                           271.3         277.6          (2%)
                                        -----------   -----------
  Net operating revenues                    3,378.6       3,058.2          10%
                                        -----------   -----------

Employee compensation and benefits          1,702.8       1,543.0          10%
Marketing and business development            120.3          89.8          34%
Info. processing and communications           280.5         268.5           4%
Facilities and equipment                      192.2         184.4           4%
Other                                         252.1         297.5         (15%)
                                        -----------   -----------
  Total non-interest expenses               2,547.9       2,383.2           7%
                                        -----------   -----------

Income before income taxes                    830.7         675.0          23%
Income tax expense                            328.8         265.5          24%
                                        -----------   -----------

Net income                             $      501.9  $      409.5          23%
                                        ===========   ===========
Oper exp as a % of net oper revenues         75.4%         77.9%
Profit margin (1)                            14.9%         13.4%
Effective tax rate                           39.6%         39.3%

====================================
(1) Profit margin is defined as net income as a percentage of net operating revenues.

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Consolidated Income Data
                                       (in millions)
                                  (unaudited, GAAP basis)

                                                   FOR THE QUARTER ENDED
                                            12/31/96       9/30/96       6/30/96
                                        -----------   -----------   -----------
Merchant and cardmember fees           $      460.6  $      379.5  $      345.6
Commissions                                   294.3         264.3         303.8
Asset management and admin. fees              299.3         289.8         285.8
Servicing fees                                204.5         222.7         191.5
Principal transactions                        108.9         107.0         114.5
Investment banking                             78.1          45.7          57.6
Other                                          28.8          20.7          33.5
                                        -----------   -----------   -----------
  Total non-interest revenues               1,474.5       1,329.7       1,332.3
                                        -----------   -----------   -----------

Interest revenue                              968.9         893.7         863.3
Interest expense                              405.4         390.4         379.7
                                        -----------   -----------   -----------
  Net interest income                         563.5         503.3         483.6
Provision for losses on receivables           423.1         307.0         274.2
                                        -----------   -----------   -----------
  Net credit income                           140.4         196.3         209.4
                                        -----------   -----------   -----------
  Net operating revenues                    1,614.9       1,526.0       1,541.7
                                        -----------   -----------   -----------

Employee compensation and benefits            559.2         525.8         552.9
Marketing and business development            253.6         209.9         201.4
Info. processing and communications           209.5         190.2         185.9
Facilities and equipment                       67.4          63.8          63.7
Other                                         161.6         143.3         149.7
                                        -----------   -----------   -----------
  Total non-interest expenses               1,251.3       1,133.0       1,153.6
                                        -----------   -----------   -----------

Income before income taxes                    363.6         393.0         388.1
Income tax expense                            135.8         154.0         149.3
                                        -----------   -----------   -----------

Net income                             $      227.8  $      239.0  $      238.8
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Consolidated Income Data
                                       (in millions)
                                  (unaudited, GAAP basis)

                                                   FOR THE QUARTER ENDED
                                           3/31/96       12/31/95       9/30/95
                                        -----------   -----------   -----------
Merchant and cardmember fees           $      320.5  $      343.6  $      285.8
Commissions                                   300.7         273.8         266.2
Asset management and admin. fees              274.9         258.6         251.7
Servicing fees                                200.3         162.6         187.8
Principal transactions                        118.9         111.1         121.6
Investment banking                             64.7          48.8          45.1
Other                                          24.8          24.2          16.2
                                        -----------   -----------   -----------
  Total non-interest revenues               1,304.8       1,222.7       1,174.4
                                        -----------   -----------   -----------

Interest revenue                              861.4         905.0         844.2
Interest expense                              390.7         402.8         374.7
                                        -----------   -----------   -----------
  Net interest income                         470.7         502.2         469.5
Provision for losses on receivables           228.0         292.7         192.7
                                        -----------   -----------   -----------
  Net credit income                           242.7         209.5         276.8
                                        -----------   -----------   -----------
  Net operating revenues                    1,547.5       1,432.2       1,451.2
                                        -----------   -----------   -----------

Employee compensation and benefits            570.3         496.9         511.5
Marketing and business development            191.9         224.0         204.4
Info. processing and communications           182.1         191.5         169.9
Facilities and equipment                       61.2          61.9          60.8
Other                                         141.6         165.3         148.9
                                        -----------   -----------   -----------
  Total non-interest expenses               1,147.1       1,139.6       1,095.5
                                        -----------   -----------   -----------

Income before income taxes                    400.4         292.6         355.7
Income tax expense                            154.6         114.5         137.0
                                        -----------   -----------   -----------

Net income                             $      245.8  $      178.1  $      218.7
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Consolidated Income Data
                                       (in millions)
                                  (unaudited, GAAP basis)

                                                   FOR THE QUARTER ENDED
                                            6/30/95      3/31/95       12/31/94
                                        -----------   -----------   -----------
Merchant and cardmember fees           $      265.6  $      240.3  $      268.9
Commissions                                   247.9         234.6         211.6
Asset management and admin. fees              251.0         245.5         245.3
Servicing fees                                174.2         172.3         162.3
Principal transactions                        120.8         125.4         121.6
Investment banking                             48.7          38.9          41.1
Other                                          26.1          27.0          30.7
                                        -----------   -----------   -----------
  Total non-interest revenues               1,134.3       1,084.0       1,081.5
                                        -----------   -----------   -----------

Interest revenue                              812.6         757.2         706.3
Interest expense                              384.4         352.9         319.8
                                        -----------   -----------   -----------
  Net interest income                         428.2         404.3         386.5
Provision for losses on receivables           137.6         120.7         209.8
                                        -----------   -----------   -----------
  Net credit income                           290.6         283.6         176.7
                                        -----------   -----------   -----------
  Net operating revenues                    1,424.9       1,367.6       1,258.2
                                        -----------   -----------   -----------

Employee compensation and benefits            489.5         483.7         428.1
Marketing and business development            159.0         147.7         201.7
Info. processing and communications           171.7         154.4         164.4
Facilities and equipment                       58.4          54.4          57.7
Other                                         161.0         165.1         173.8
                                        -----------   -----------   -----------
  Total non-interest expenses               1,039.6       1,005.3       1,025.7
                                        -----------   -----------   -----------

Income before income taxes                    385.3         362.3         232.5
Income tax expense                            147.8         140.2          92.5
                                        -----------   -----------   -----------

Net income                             $      237.5  $      222.1  $      140.0
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Credit Services Income Data
                                       (in millions)
                                  (unaudited, GAAP basis)

                                                   FOR THE QUARTER ENDED
                                           12/31/96       9/30/96       6/30/96
                                        -----------   -----------   -----------
Merchant and cardmember fees           $      460.6  $      379.5  $      345.6
Servicing fees                                204.5         222.7         191.5
Other                                           1.4           1.1           1.2
                                        -----------   -----------   -----------
  Total non-interest revenues                 666.5         603.3         538.3
                                        -----------   -----------   -----------

Interest revenue                              776.3         702.9         673.4
Interest expense                              286.8         270.2         257.6
                                        -----------   -----------   -----------
  Net interest income                         489.5         432.7         415.8
Provision for loan losses                     420.1         304.2         271.3
                                        -----------   -----------   -----------
  Net credit income                            69.4         128.5         144.5
                                        -----------   -----------   -----------
  Net operating revenues                      735.9         731.8         682.8
                                        -----------   -----------   -----------

Employee compensation and benefits            132.1         129.8         119.3
Marketing and business development            210.6         187.5         174.0
Info. processing and communications           132.3         123.6         116.9
Facilities and equipment                       18.1          15.6          15.4
Other                                          81.0          83.2          94.1
                                        -----------   -----------   -----------
  Total non-interest expenses                 574.1         539.7         519.7
                                        -----------   -----------   -----------

Income before income taxes                    161.8         192.1         163.1
Income tax expense                             60.0          72.1          59.7
                                        -----------   -----------   -----------

Net income                             $      101.8  $      120.0  $      103.4
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Credit Services Income Data
                                       (in millions)
                                  (unaudited, GAAP basis)

                                                   FOR THE QUARTER ENDED
                                           3/31/96       12/31/95       9/30/95
                                        -----------   -----------   -----------
Merchant and cardmember fees           $      320.5  $      343.6  $      285.8
Servicing fees                                200.3         162.6         187.8
Other                                           5.1           1.1           0.8
                                        -----------   -----------   -----------
  Total non-interest revenues                 525.9         507.3         474.4
                                        -----------   -----------   -----------

Interest revenue                              675.2         698.6         639.9
Interest expense                              275.1         275.9         247.5
                                        -----------   -----------   -----------
  Net interest income                         400.1         422.7         392.4
Provision for loan losses                     225.0         287.1         190.2
                                        -----------   -----------   -----------
  Net credit income                           175.1         135.6         202.2
                                        -----------   -----------   -----------
  Net operating revenues                      701.0         642.9         676.6
                                        -----------   -----------   -----------

Employee compensation and benefits            124.2         119.2         112.3
Marketing and business development            164.4         201.2         187.6
Info. processing and communications           114.4         115.5         107.2
Facilities and equipment                       14.8          13.7          13.5
Other                                          85.8          89.2          77.1
                                        -----------   -----------   -----------
  Total non-interest expenses                 503.6         538.8         497.7
                                        -----------   -----------   -----------

Income before income taxes                    197.4         104.1         178.9
Income tax expense                             73.1          41.8          66.9
                                        -----------   -----------   -----------

Net income                             $      124.3  $       62.3  $      112.0
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Credit Services Income Data
                                       (in millions)
                                  (unaudited, GAAP basis)

                                                   FOR THE QUARTER ENDED
                                           6/30/95       3/31/95       12/31/94
                                        -----------   -----------   -----------
Merchant and cardmember fees           $      265.6  $      240.3  $      268.9
Servicing fees                                174.2         172.3         162.3
Other                                           0.4           0.3           0.2
                                        -----------   -----------   -----------
  Total non-interest revenues                 440.2         412.9         431.4
                                        -----------   -----------   -----------

Interest revenue                              596.9         563.5         522.6
Interest expense                              236.4         225.7         197.8
                                        -----------   -----------   -----------
  Net interest income                         360.5         337.8         324.8
Provision for loan losses                     135.7         117.5         206.5
                                        -----------   -----------   -----------
  Net credit income                           224.8         220.3         118.3
                                        -----------   -----------   -----------
  Net operating revenues                      665.0         633.2         549.7
                                        -----------   -----------   -----------

Employee compensation and benefits            104.8         102.3          97.2
Marketing and business development            132.0         124.5         177.7
Info. processing and communications           105.4          90.9          95.7
Facilities and equipment                       12.1          11.8          11.5
Other                                          85.4          91.1          83.3
                                        -----------   -----------   -----------
  Total non-interest expenses                 439.7         420.6         465.4
                                        -----------   -----------   -----------

Income before income taxes                    225.3         212.6          84.3
Income tax expense                             84.7          80.6          32.4
                                        -----------   -----------   -----------

Net income                             $      140.6  $      132.0  $       51.9
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                              Quarterly Securities Income Data
                                       (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           12/31/96       9/30/96       6/30/96
                                        -----------   -----------   -----------
Commissions                            $      294.3  $      264.3  $      303.8
Asset management and admin. fees              299.3         289.8         285.8
Principal transactions                        108.9         107.0         114.5
Investment banking                             78.1          45.7          57.6
Other                                          27.4          19.6          32.3
                                        -----------   -----------   -----------
  Total non-interest revenues                 808.0         726.4         794.0
                                        -----------   -----------   -----------

Interest revenue                              192.6         190.8         189.9
Interest expense                              118.6         120.2         122.1
                                        -----------   -----------   -----------
  Net interest income                          74.0          70.6          67.8
Provision for losses on receivables             3.0           2.8           2.9
                                        -----------   -----------   -----------
  Net credit income                            71.0          67.8          64.9
                                        -----------   -----------   -----------
  Net operating revenues                      879.0         794.2         858.9
                                        -----------   -----------   -----------

Employee compensation and benefits            427.1         396.0         433.6
Marketing and business development             43.0          22.4          27.4
Info. processing and communications            77.2          66.6          69.0
Facilities and equipment                       49.3          48.2          48.3
Other                                          80.6          60.1          55.6
                                        -----------   -----------   -----------
  Total non-interest expenses                 677.2         593.3         633.9
                                        -----------   -----------   -----------

Income before income taxes                    201.8         200.9         225.0
Income tax expense                             75.8          81.9          89.6
                                        -----------   -----------   -----------

Net income                             $      126.0  $      119.0  $      135.4
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                              Quarterly Securities Income Data
                                       (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           3/31/96       12/31/95       9/30/95
                                        -----------   -----------   -----------
Commissions                            $      300.7  $      273.8  $      266.2
Asset management and admin. fees              274.9         258.6         251.7
Principal transactions                        118.9         111.1         121.6
Investment banking                             64.7          48.8          45.1
Other                                          19.7          23.1          15.4
                                        -----------   -----------   -----------
  Total non-interest revenues                 778.9         715.4         700.0
                                        -----------   -----------   -----------

Interest revenue                              186.2         206.4         204.3
Interest expense                              115.6         126.9         127.2
                                        -----------   -----------   -----------
  Net interest income                          70.6          79.5          77.1
Provision for losses on receivables             3.0           5.6           2.5
                                        -----------   -----------   -----------
  Net credit income                            67.6          73.9          74.6
                                        -----------   -----------   -----------
  Net operating revenues                      846.5         789.3         774.6
                                        -----------   -----------   -----------

Employee compensation and benefits            446.1         377.7         399.2
Marketing and business development             27.5          22.8          16.8
Info. processing and communications            67.7          76.0          62.7
Facilities and equipment                       46.4          48.2          47.3
Other                                          55.8          76.1          71.8
                                        -----------   -----------   -----------
  Total non-interest expenses                 643.5         600.8         597.8
                                        -----------   -----------   -----------

Income before income taxes                    203.0         188.5         176.8
Income tax expense                             81.5          72.7          70.1
                                        -----------   -----------   -----------

Net income                             $      121.5  $      115.8  $      106.7
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                              Quarterly Securities Income Data
                                       (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           6/30/95       3/31/95       12/31/94
                                        -----------   -----------   -----------
Commissions                            $      247.9  $      234.6  $      211.6
Asset management and admin. fees              251.0         245.5         245.3
Principal transactions                        120.8         125.4         121.6
Investment banking                             48.7          38.9          41.1
Other                                          25.7          26.7          30.5
                                        -----------   -----------   -----------
  Total non-interest revenues                 694.1         671.1         650.1
                                        -----------   -----------   -----------

Interest revenue                              215.7         193.7         183.7
Interest expense                              148.0         127.2         122.0
                                        -----------   -----------   -----------
  Net interest income                          67.7          66.5          61.7
Provision for losses on receivables             1.9           3.2           3.3
                                        -----------   -----------   -----------
  Net credit income                            65.8          63.3          58.4
                                        -----------   -----------   -----------
  Net operating revenues                      759.9         734.4         708.5
                                        -----------   -----------   -----------

Employee compensation and benefits            384.7         381.4         330.9
Marketing and business development             27.0          23.2          24.0
Info. processing and communications            66.3          63.5          68.7
Facilities and equipment                       46.3          42.6          46.2
Other                                          75.6          74.0          90.5
                                        -----------   -----------   -----------
  Total non-interest expenses                 599.9         584.7         560.3
                                        -----------   -----------   -----------

Income before income taxes                    160.0         149.7         148.2
Income tax expense                             63.1          59.6          60.1
                                        -----------   -----------   -----------

Net income                             $       96.9  $       90.1  $       88.1
                                        ===========   ===========   ===========

                            DEAN WITTER, DISCOVER & CO.
                               STATISTICAL SUMMARY

                                                Fourth Quarter
                                          Dec 31, 1996   Dec 31, 1995
                                         -------------  -------------
Consolidated
Equity at end of period (millions)       $     5,164.4  $     4,833.7

Credit Services ($millions)
Managed loans
Average                                  $    34,652.5  $    29,518.3
End of period                            $    36,572.8  $    31,775.9
Interest yield                                   14.7%          15.0%
Interest spread                                   8.6%           8.4%
Net charge-off rate                               6.0%           4.4%
Average total earning assets             $    36,016.6  $    30,602.2
Avg tot earning assets net int margin             8.9%           8.8%

GPCC managed loans
Average                                  $    30,870.7  $    25,796.0
End of period                            $    32,600.2  $    27,818.3
Net charge-off rate                               6.1%           4.5%

Owned loans-EOP                          $    23,188.2  $    21,556.4

                            DEAN WITTER, DISCOVER & CO.
                                STATISTICAL SUMMARY

                                               Year-to-date
                                         Dec 31, 1996   Dec 31, 1995
                                        -------------  -------------
Consolidated
Equity at end of period (millions)       $     5,164.4  $     4,833.7
Return on average equity                         19.0%          19.2%
Pro forma book value per share - EOP (1) $       16.16  $       15.12
Invstmt in SPSTSI-EOP mkt val (mil)      $       305.0  $       592.5

Credit Services ($millions)
Managed loans
Average                                  $    32,777.2  $    27,304.9
End of period                            $    36,572.8  $    31,775.9
Interest yield                                   14.7%          15.2%
Interest spread                                   8.4%           8.4%
Net charge-off rate                               5.4%           3.8%
Average total earning assets             $    34,160.2  $    28,167.1
Avg tot earning assets net int margin              8.7%           8.9%

GPCC managed loans
Average                                   $    29,020.6  $    23,969.7
End of period                             $    32,600.2  $    27,818.3
Net charge-off rate                                5.4%           3.8%

Owned loans - EOP                         $    23,188.2  $    21,556.4

GPCC transaction volume                   $        53.6  $        47.5
GPCC accounts (mil)                                38.9           36.1
GPCC active accounts (mil)                         23.8           23.0
GPCC avg recv per avg active acct ($)     $       1,252  $       1,117
NOVUS Network incr in merch loc. (thou)             425            333

Securities ($billions)
Account executives                                9,080          8,575
Total client assets                       $       251.2  $       221.3

Assets under management and administration
Equity funds                              $        38.1  $        29.9
Fixed income funds                                 24.1           25.4
Money market funds                                 24.7           21.6
Investment management services                      3.1            2.6
Total                                     $        90.0  $        79.5

ICS Assets                                $        10.4  $         8.9

(1) Per share data has been restated for the two-for-one common stock split.

Note: "GPCC" represents General Purpose Credit Card.

                            DEAN WITTER, DISCOVER & CO.
                                    SECURITIES
              CONTINUING REVENUES AND RATIO OF CONTINUING REVENUES
                                 TO FIXED EXPENSES

                                                Year-to-Date
                                     -------------------------------
                                        Dec. 31, 1996  Dec. 31, 1995
                                     ----------------  -------------
Continuing Revenues (1) (millions)   $     1,405.0     $     1,254.9

Ratio of continuing revenues to
fixed expenses (2)                           87.3%             82.0%


(1) Continuing revenues consist of, among other things, asset management and administration fees and 12b-1 fees related to certain open-end DWR Funds, IRA-2000 fees, AAA-Account fees, Investment Consulting Services fees, residual income, net interest income, as well as various other fee based revenues.


(2) Fixed expenses include, among other things, non-variable personnel, business promotion, occupancy, communications and data processing, and stationery and supplies expenses.




Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.